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				UNITED STATES
		      SECURITIES AND EXCHANGE COMMISSION
			   Washington, D. C.   20549

				   FORM 8-K

				CURRENT REPORT
		      Pursuant to Section 13 or 15(d) of
		     The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) February 9, 2005
						      ----------------

			   OHIO CASUALTY CORPORATION
	    (Exact name of registrant as specified in its charter)

	   OHIO                      0-5544                 31-0783294
(State or other jurisdiction       (Commission            (IRS Employer
      of incorporation)            File Number)         Identification No.)

		    9450 Seward Road, Fairfield, Ohio  45014
	       (Address of principal executive offices)(Zip Code)

				 (513) 603-2400
	      (Registrant's telephone number, including area code)

				 Not Applicable
	  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.  Results of Operations and Financial Condition
---------

(a) On February 9, 2005, Ohio Casualty Corporation (the "Corporation") issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2004. The Corporation also issued on February 9, 2005 certain Supplemental Financial Information with respect to its earnings for the fourth quarter and year ended December 31, 2004. The press release and the Supplemental Financial Information were posted on the Corporation's website at http://www.ocas.com and are attached hereto as Exhibits 99.1 and 99.2, respectively, and hereby incorporated by reference.


ITEM 9.01.  Financial Statements and Exhibits.
---------
(c)   Exhibits

      Exhibit No.    Description
      ----------     -----------
	 99.1        Press release dated February 9, 2005 issued by Ohio
		     Casualty Corporation and posted on the Corporation's website at http://www.ocas.com.

	 99.2 Supplemental Financial Information issued by Ohio Casualty Corporation on February 9, 2005 and posted on the Corporation's website at http://www.ocas.com.





				 SIGNATURE

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



					  OHIO CASUALTY CORPORATION
					  -------------------------
						 (Registrant)






February 9, 2005                          /s/Debra K. Crane
					  ----------------------------------
					  Debra K. Crane, Senior Vice
					   President, General Counsel and
					   Secretary




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				Exhibit Index
				-------------


			 Current Report on Form 8-K
			   Dated February 9, 2005


Exhibit No.    Description
----------     -----------

   99.1        Press release dated February 9, 2005 issued by Ohio
	       Casualty Corporation and posted on the Corporation's website at http://www.ocas.com.

   99.2 Supplemental Financial Information issued by Ohio Casualty Corporation on February 9, 2005 and posted on the Corporation's website at http://www.ocas.com.





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